                        ALLIANCE DATA SYSTEMS CORPORATION
                      LOYALTY MANAGEMENT GROUP CANADA INC.

            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         This Second Amendment to Amended and Restated Credit Agreement (herein, the "AMENDMENT") is entered into as of September 29, 2000, between Alliance Data Systems Corporation, a Delaware corporation (the "US BORROWER"), Loyalty Management Group Canada Inc., an Ontario corporation (the "CANADIAN BORROWER"; the US Borrower and the Canadian Borrower being referred to herein individually as "BORROWER" and collectively as the "BORROWERS"), Banks party to the Credit Agreement (as such term is defined below), Morgan Guaranty Trust Company of New York, as a Bank and in its capacity as outgoing Administrative Agent, Pledgee and Collateral Agent (in such capacity, the "DEPARTING AGENT") and Harris Trust and Savings Bank, as a Bank and in its capacity as the new Administrative Agent, Pledgee and Collateral Agent under the Credit Agreement (the "NEW AGENT" or the "ADMINISTRATIVE AGENT").

                             PRELIMINARY STATEMENTS

         A. The Borrowers, the Departing Agent and the Banks entered into a certain Amended and Restated Credit Agreement, dated as of July 24, 1998 and amended and restated as of October 22, 1998 (as amended, restated, modified and supplemented from time to time, the "CREDIT AGREEMENT"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         B. The Borrowers have requested that (i) the Departing Agent be substituted with the New Agent as Administrative Agent, Swing Lender, Pledgee and Collateral Agent under the relevant Credit Documents and (ii) the Banks amend certain covenants and make certain other amendments to the Credit Agreement, and the New Agent, the Departing Agent and the Banks party hereto are willing to do so under the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. RESIGNATION OF MORGAN GUARANTY TRUST COMPANY OF NEW YORK AS ADMINISTRATIVE AGENT, PLEDGEE AND COLLATERAL AGENT AND REPLACEMENT BY HARRIS TRUST AND SAVINGS BANK.

         Upon satisfaction of the conditions precedent set forth in Section 4 hereof, the Departing Agent shall cease to be the Administrative Agent under the Credit Agreement and the other relevant Credit Documents, shall cease to be the Pledgee under the Pledge Agreements and shall cease to be the Collateral Agent under the other Security Documents and Credit Documents and, except as set forth below, the Departing Agent shall have no further obligations as Administrative Agent, Pledgee and Collateral Agent thereunder. In replacement of the Departing Agent, the New Agent shall assume the role of the Administrative Agent under the Credit Agreement and the other relevant Credit Documents, the Pledgee under the Pledge Agreements and Collateral Agent under the other Security Documents and Credit Documents and shall have all the rights and, from and after the date this Amendment becomes effective, obligations as

Administrative Agent, Pledgee and Collateral Agent previously held by the Departing Agent thereunder, PROVIDED that it is expressly acknowledged and agreed that (x) the New Agent shall not be liable for any acts or omissions of the Departing Agent and (y) the provisions of Article 8 of the Credit Agreement (including without limitation the indemnity provisions of Sections
8.5 and 8.6 of the Credit Agreement) shall inure to the benefit of (1) the Departing Agent as to any actions taken or omitted to be taken by it while it was Administrative Agent, Pledgee and Collateral Agent under the relevant Credit Documents including without limitation all actions taken or to be taken in furtherance of the transfer of agency to the New Agent, regardless of whether such action is taken before or after the effectiveness thereof and
(2) the New Agent who shall be entitled to all of the rights of, and vested with the same powers as, the Departing Agent (including without limitation all the powers of the Administrative Agent, Pledgee and Collateral Agent) under the Credit Documents prior to the date hereof. The parties hereto (i) consent to the resignation of the Departing Agent as Administrative Agent under the Credit Agreement and the other relevant Credit Documents, the Pledgee under the Pledge Agreements and the Collateral Agent under the other Security Documents and Credit Documents, (ii) consent to the New Agent as the successor Administrative Agent under the Credit Agreement and the other relevant Credit Documents, the successor Pledgee under the Pledge Agreements and the successor Collateral Agent under the other Security Documents and Credit Documents and (iii) agree that all references in the Credit Agreement, each other Credit Document and any other instrument or document related or supplementary thereto to the Administrative Agent, Pledgee or the Collateral Agent shall, upon the effectiveness hereof, be deemed references to the New Agent. Furthermore and without limiting the generality of the foregoing, by its execution hereto, the Departing Agent hereby assigns the security interests and liens previously granted to it pursuant to the Security Documents and its duties thereunder to the New Agent, as agent for the Banks, including Morgan Guaranty Trust Company of New York in its capacity as a Bank.

SECTION 2.  REDUCTION OF TERM LOANS AND REVOLVING LOAN COMMITMENT.

         Upon the application of the proceeds of the Eligible IPO to the repayment in full of the US Term Loans required under Sections 2.11(A)(g) and 2.11(B)(c) of the Credit Agreement (as modified hereby), the amount of each Bank's outstanding US Term Loans shall be reduced to zero.

SECTION 3.  AMENDMENTS.

         Upon the satisfaction of the conditions precedent set forth in
Section 5 hereof, the Credit Agreement shall be and hereby is amended as follows:

         3.1 All references in Section 1.1 and Section 8 of the Credit Agreement to "Morgan Guaranty Trust Company of New York" shall be deleted and "Harris Trust and Savings Bank" shall be substituted in lieu thereof.

         3.2 The definitions of "Domestic Business Day" and "Prime Rate" appearing in Section 1.1 of the Credit Agreement shall be amended by inserting "and Chicago, Illinois" immediately after the references to "New York City" appearing therein.

         3.3 The definition of "Obligations" appearing in Section 1.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                        "Obligations" means all (i) amounts owing to the
               Administrative Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document and (ii) Derivatives Obligations of each "Assignor" (as such term is defined in the Security Agreement) from time to time owed to a Bank or an Affiliate of a Bank.

         3.4 All references in the Credit Agreement to "New York City time" and "New York time" shall be deleted and "Chicago, Illinois time" shall be substituted in lieu thereof.

         3.5 Section 1.1 of the Credit Agreement shall be amended by adding the following new definitions thereto:

               "Eligible IPO" means any public or private offering of certain capital stock of the US Borrower to be consummated by no later than June 30, 2001 and to result in gross cash proceeds raised by the US Borrower of not less than $250,000,000.

               "Senior Secured Leverage Ratio" of any Person means, at any time, the ratio of (x) all amounts owing by such person to the Administrative Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document to (y) Consolidated EBITDA of such person for the four fiscal quarters then most recently ended.

         3.6 Section 2.3(b) and Section 2.12 of the Credit Agreement shall each be amended by deleting the references to "funds immediately available in New York City" appearing therein and inserting "funds immediately available in Chicago, Illinois" in lieu thereof.

         3.7 The first sentence of Section 2.11(B)(c) of the Credit Agreement shall be amended by (i) adding "(1)" immediately before the reference to "in no event" appearing therein, (ii) adding ", except as set forth in the immediately succeeding subparagraph (2)," immediately after the reference to "in no event" appearing therein and (iii) adding "and (2) all proceeds of the Eligible IPO shall be applied (i) first to the aggregate outstanding principal amount of the Subordinated Note and the WCAS Subordinated Note until such Notes are paid in full and (ii) thereafter to repay the aggregate outstanding principal amount of the US Term Loans until such Loans are repaid in full" immediately before the period at the end thereof.

         3.8 Section 6.10 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

               "Section 6.10. END OF FISCAL YEARS AND FISCAL QUARTERS. The US Borrower shall cause its fiscal year, and shall cause each of its Subsidiaries' fiscal years, to end on December 31 and shall cause its and each of its Subsidiaries' fiscal quarters to coincide with calendar quarters."

         3.9 Sections 6.11, 6.12 and 6.13 of the Credit Agreement shall each be amended and restated in their entirety to read as follows:

               "Section 6.11. MINIMUM CONSOLIDATED EBITDA. The US Borrower will not permit its Consolidated EBITDA for any period of four consecutive fiscal quarters of the US Borrower, as determined for such four-quarter period ending on the last day of any fiscal quarter below, to be less than the respective amount set forth opposite such fiscal quarter below:

               Fiscal Quarter Ended                       Minimum Consolidated EBITDA
               --------------------                       ---------------------------

               June 30, 2000                               $90,000,000
               September 30, 2000                          $105,000,000
               December 31, 2000                           $105,000,000
               March 31, 2001                              $115,000,000
               June 30, 2001                               $115,000,000
               Each fiscal quarter, thereafter             $125,000,000


               Section 6.12. LEVERAGE RATIOS. (a) LEVERAGE RATIO. The US Borrower shall not permit its Leverage Ratio at any time during any fiscal quarter of the US Borrower to exceed 4.0:1.0.

               (b) SENIOR SECURED LEVERAGE RATIO. The US Borrower shall not permit its Senior Secured Leverage Ratio at any time to exceed the ratio set forth below opposite such fiscal quarter below:

                                                          Maximum Senior Secured
               Fiscal Quarter Ended                            Leverage Ratio
               --------------------                            --------------

               December 31, 2000                                     3.00:1.0
               March 31, 2001                                        3.00:1.0
               June 30, 2001                                         2.00:1.0
               September 30, 2001                                    2.00:1.0
               December 31, 2001                                     1.75:1.0
               March 31, 2002                                        1.75:1.0
               June 30, 2002                                         1.75:1.0
               Each fiscal quarter, thereafter                       1.50:1.0


               Section 6.13. ADJUSTED CONSOLIDATED NET WORTH. Prior to the Increase Date, the US Borrower will not permit its Adjusted Consolidated Net Worth at any time to be less than the sum of
               (i) $250,000,000, plus (ii) an amount equal to 50% of the amount by which the US Borrower's quarterly Consolidated Net Income (determined at the end of each fiscal quarter, commencing with the fiscal quarter ending on or about September 30, 1998) exceeds zero, plus (iii) 100% of any proceeds from equity issuances of capital stock of the US Borrower (other than in connection with exercises of stock options of the officers, directors and employees of the US Borrower in the ordinary course of business). On and after the Increase Date, the US Borrower will not permit its Adjusted Consolidated Net Worth to be less than the sum of (i) $600,000,000, plus (ii) an amount equal to 50% of the amount by which the US Borrower's quarterly Consolidated Net Income (determined at the end of each fiscal quarter, commencing with the second fiscal quarter ending after the Increase Date) exceeds zero, plus (iii) 100% of any proceeds from equity issuances of capital stock of the US Borrower (other than (A) the Eligible IPO and (B) in connection with exercises of stock options of the officers, directors and employees of the US Borrower in the ordinary course of business). As used in this Section 6.13, the term "INCREASE DATE" shall mean the earlier of (x) June 30, 2001 and (y) the date of the Eligible IPO."

         3.10 Section 6.17 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

               "Section 6.17. INTEREST COVERAGE RATIO. The US Borrower will not permit its Interest Coverage Ratio for any period of four consecutive fiscal quarters, as determined for such four-quarter period ending on the last day of any fiscal quarter, to be less than 3.0:1.0.

         3.11 Section 11.1 of the Credit Agreement shall be amended by (i) deleting the reference to "or the Administrative Agent" appearing therein and
(ii) deleting the reference to "the signature pages hereof" appearing therein and inserting "the signature pages hereof and, in the case of the Administrative Agent, at 111 West Monroe Street, Chicago, Illinois 60603,
Attention: Thad Rasche, Telephone: (312) 461-5739, Facsimile: (312) 461-5225."

         3.12 The pricing grid set forth on page 3 of Appendix 1 of the Credit Agreement shall be amended and restated in its entirety to read as set forth below:

------------------------------- ---------------------------- ---------------------------- ----------------------------
            STATUS                        LEVEL I                     LEVEL II                     LEVEL III
------------------------------- ---------------------------- ---------------------------- ----------------------------
Leverage Ratio                  less than 3.00               greater than or equal to     greater than or equal to
                                                             3.00 less than 3.50          3.50 less than 4.00
------------------------------- ---------------------------- ---------------------------- ----------------------------
Euro-Dollar  Margin for B Term  3.25%                        3.25%                        3.25%
Loans
------------------------------- ---------------------------- ---------------------------- ----------------------------
Euro-Dollar   Margin  for  All  1.50%                        1.75%                        2.00%
Other Loans
------------------------------- ---------------------------- ---------------------------- ----------------------------
Base  Rate  Margin  for B Term  2.25%                        2.25%                        2.25%
Loans
------------------------------- ---------------------------- ---------------------------- ----------------------------
Base  Rate   Margin   for  all  0.50%                        0.75%                        1.00%
Other Loans
------------------------------- ---------------------------- ---------------------------- ----------------------------


                                       5

------------------------------- ---------------------------- ---------------------------- ----------------------------
Swing Margin                    .625%                        .875%                        1.125%
------------------------------- ---------------------------- ---------------------------- ----------------------------
Applicable    Commitment   Fee  .30%                         .375%                        .45%
Percentage
------------------------------- ---------------------------- ---------------------------- ----------------------------


         3.13 Exhibits A-1, A-2, A-3, A-4 and A-5 and Schedule II of the Credit Agreement shall each be amended and restated in their entirety to read as set forth on Annexes I, II, III, IV, V and VI respectively to this Amendment.

SECTION 4.  CONDITIONS PRECEDENT.

         The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

            (a)    The Borrowers, the Guarantors, the Departing Agent, the
         New Agent and the Required Banks shall have executed and delivered this Amendment. With respect to the amendment set forth in Sections 2 and
         3.7 hereof, the Majority Banks of each of the Tranches comprising the US Term Loans, A Term Loans and B Term Loans shall also have executed and delivered this Amendment.

            (b) The New Agent shall have received for delivery to the applicable Banks new Notes in the forms of Annexes II, III, IV and V to this Amendment payable to the order of each applicable Bank, such new Notes to constitute "NOTES" for all purposes of the Credit Agreement upon the New Agent's receipt of the same for each Bank.

            (c) The US Borrower shall have paid, in accordance with the terms of a Fee Letter by the US Borrower to the Banks dated as of September 22, 2000, to the New Agent (for the account of each Bank which joins in this Amendment by the time and date contemplated in such Fee Letter) an amendment fee in an amount equal to 0.15% of the sum of such Bank's outstanding Term Loans plus such Bank's Revolving Loan Commitment, in each case before giving effect to this Amendment.

            (d) The New Agent shall have received an amendment or assignment to each Credit Document (including without limitation the Security Documents and all financing statements and other collateral filings in connection therewith) requested by the New Agent and reflecting, INTER ALIA, the changes in the Administrative Agent, Pledgee and the Collateral Agent contemplated hereby, each to be satisfactory to the New Agent as to form and substance.

            (e) The New Agent shall be in receipt of one or more certificates of insurance (naming the New Agent, as Collateral Agent, loss payee and additional insured) to the extent such insurance is required under the terms of a Credit Document.

            (f) The US Borrower shall have delivered to the New Agent a certificate of good standing or foreign equivalent, as appropriate, for each Borrower from the jurisdiction of its incorporation dated no earlier than September 15, 2000.

            (g) All legal matters incident to the execution and delivery of this Amendment and the instruments and documents contemplated hereby shall be satisfactory to the Banks and their counsel; and the New Agent shall have received (with a signed copy for each Bank): (1) the signed Certificate of the Secretary or an Assistant Secretary of each Credit Party, dated the date hereof, certifying (A) a true and correct copy of resolutions adopted by the Board of Directors of each Credit Party authorizing or ratifying the transactions and instruments contemplated hereby and (B) the incumbency and specimen signatures of officers of each Credit Party executing the documents referred to in Section 4 hereof and any other documents delivered to the New Agent in connection with this Amendment and (2) an opinion of counsel to the Borrowers, in form and substance satisfactory to the New Agent and its counsel, covering the transactions contemplated hereby.

            (h) The New Agent shall have received copies executed or certified (as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of the Credit Documents and this Amendment and the other instruments and documents contemplated thereby.

SECTION 5.  REPRESENTATIONS.

         In order to induce the Banks to execute and deliver this Amendment, each Borrower hereby represents to each Bank that as of the date hereof, after giving effect to this Amendment, the representations and warranties set forth in
Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.4 shall be deemed to refer to the most recent financial statements of each Borrower delivered to the Administrative Agent) and, after giving effect to this Amendment, (i) each Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

SECTION 6.  MISCELLANEOUS.

            (a) Each Borrower and Guarantor has heretofore executed and delivered to the Administrative Agent and the Banks certain Security Documents and the other Credit Documents and each Borrower and Guarantor hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Security Documents and the other Credit Documents remain in full force and effect and the rights and remedies of the Administrative Agent, the Pledgee and the Collateral Agent and the Banks thereunder, the obligations of each Borrower and Guarantor thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Documents and the other Credit Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

            (b) Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the

         Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

            (c) Each Bank agrees to return to the Borrowers, promptly after the effectiveness hereof, the existing Notes heretofore issued to each Bank (or such lost note affidavits as may reasonably be satisfactory to the Borrowers).

            (d) The Borrowers agree to pay on demand all reasonable costs and expenses of or incurred by the Departing Agent and the New Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

            (e) By signing below, each Bank hereby (i) appoints and authorizes Harris Trust and Savings Bank to take such action as Administrative Agent, Pledgee and Collateral Agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent, Pledgee and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (ii) consents to the taking of all actions reasonably deemed necessary or desirable by the Departing Agent and the New Agent to effect the foregoing.

            (f) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the laws of the State of New York.

                          [SIGNATURE PAGES TO FOLLOW]

Dated as of September 29, 2000.

                            ALLIANCE DATA SYSTEMS CORPORATION


                            By:     /s/ Robert P. Armiak
                                ------------------------------------------------
                            Name:   Robert P. Armiak, CCM
                                 -----------------------------------------------
                            Title:  Vice President, Treasurer
                                  ----------------------------------------------


                            LOYALTY MANAGEMENT GROUP CANADA, INC.


                            By:     /s/ Carolyn S. Melvin
                               -------------------------------------------------
                            Name:   Carolyn S. Melvin
                                 -----------------------------------------------
                            Title:  Secretary
                                  ----------------------------------------------



Accepted and agreed to as of the date and year last above written.

                            HARRIS TRUST AND SAVINGS BANK, in its individual capacity as a Bank, as the New Agent and as the Administrative Agent


                            By:     /s/ Thad D. Rasche
                               -------------------------------------------------
                            Name:   Thad D. Rasche
                                 -----------------------------------------------
                            Title:  Vice President
                                  ----------------------------------------------

         Acknowledged and agreed to as of the date last above written. Upon the execution and delivery of this Amendment by each of the parties hereto and satisfaction of the conditions set forth in Section 5 above, the Departing Agent further agrees to: (i) deliver to the New Agent the Collateral in the Departing Agent's possession, to be thereafter held by the New Agent as collateral security for the Obligations, and such executed original counterparts of the Credit Agreement, the Security Documents and each other Credit Document and all amendments, modifications and waivers entered into or otherwise delivered in connection therewith, together with copies of all resolutions, good standing certificates, organizational documents, regulatory approvals and opinion letters delivered in connection therewith as may be in the possession of the Departing Agent, (ii) deliver to the New Agent original file stamped copies of all UCC financing statements (and their comparable equivalents for purposes of the Canadian Security Documents) in the Departing Agent's possession that were filed in connection with the Security Documents, together with all amendments, assignments and continuations thereof, (iii) execute and deliver to the New Agent UCC-3 assignment filings prepared by the New Agent, the Borrowers or their respective counsels (and their comparable equivalents for purposes of the Canadian Security Documents) assigning to the New Agent all rights, title and interest in each financing statement running in favor of the Departing Agent that were filed in connection with the Security Documents and (iv) execute and deliver, at the expense of the US Borrower, such other instruments and documents prepared by the New Agent, the Borrowers or their respective counsels, including additional instruments of assignment and/or transfer, as the Borrowers or the New Agent may reasonably request to more fully vest in the New Agent the rights of the Departing Agent with respect to the Obligations and the Collateral.

                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK, in its capacity as the Departing Agent


                                    By:      /s/ Colleen B. Galle
                                       -----------------------------------------
                                    Name:    Colleen B. Galle
                                         ---------------------------------------
                                    Title:   Vice President
                                          --------------------------------------

                                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                  By:      /s/ Colleen B. Galle
                                     -------------------------------------------
                                  Name:    Colleen B. Galle
                                       -----------------------------------------
                                  Title:   Vice President
                                        ----------------------------------------


                                  FIRST UNION NATIONAL BANK


                                  By:      /s/ Susan Schwartz
                                     -------------------------------------------
                                  Name:    Susan Schwartz
                                       -----------------------------------------
                                  Title:   Vice President
                                        ----------------------------------------


                                  BANK ONE, NA


                                  By:      /s/ Scott Miller
                                     -------------------------------------------
                                  Name:    Scott Miller
                                       -----------------------------------------
                                  Title:   Vice President
                                        ----------------------------------------


                                  UNION BANK OF CALIFORNIA, N.A.


                                  By:      /s/ Robert C. Nagel
                                     -------------------------------------------
                                  Name:    Robert C. Nagel
                                       -----------------------------------------
                                  Title:   Vice President
                                        ----------------------------------------


                                  ARCHIMEDES FUNDING II, LTD.
                                  By:      ING Capital Advisors, Inc.,
                                           as Collateral Manager


                                  By:      /s/ Richard Barger
                                     -------------------------------------------
                                  Name:    Richard Barger
                                       -----------------------------------------
                                  Title:   Vice President
                                        ----------------------------------------

                                  KZH ING-2 LLC


                                  By:      /s/ Kimberly Rowe
                                     -------------------------------------------
                                  Name:    Kimberly Rowe
                                       -----------------------------------------
                                  Title:   Authorized Agent
                                        ----------------------------------------

                                  KZH ING-3 LLC


                                  By:      /s/ Kimberly Rowe
                                     -------------------------------------------
                                  Name:    Kimberly Rowe
                                       -----------------------------------------
                                  Title:   Authorized Agent
                                        ----------------------------------------


                                  PILGRIM AMERICA HIGH INCOME INVESTMENTS, LTD.
                                  By:      Pilgrim Investments, Inc.,
                                           as its Investment Manager


                                  By:      /s/ Michel Prince
                                     -------------------------------------------
                                  Name:    Michel Prince
                                       -----------------------------------------
                                  Title:   Vice President
                                        ----------------------------------------


                                  PILGRIM PRIME RATE TRUST
                                  By:      Pilgrim Investments, Inc.,
                                           as its Investment Manager


                                  By:      /s/ Michel Prince
                                     -------------------------------------------
                                  Name:    Michel Prince
                                       -----------------------------------------
                                  Title:   Vice President
                                        ----------------------------------------


                                  THE HUNTINGTON NATIONAL BANK


                                  By:      /s/ Nancy J. Cracolice
                                     -------------------------------------------
                                  Name:    Nancy J. Cracolice
                                       -----------------------------------------
                                  Title:   Vice President
                                        ----------------------------------------


                                  CHASE MANHATTAN BANK (formerly known as
                                      Chase Bank of Texas, NA)


                                  By:      /s/ Michael J. Lister
                                     -------------------------------------------
                                  Name:    Michael J. Lister, Vice President
                                       -----------------------------------------
                                  Title:   The Chase Manhattan Bank
                                        ----------------------------------------

                                  BARCLAYS BANK PLC


                                  By:      /s/ Richard Herder
                                     -------------------------------------------
                                  Name:    Richard Herder
                                       -----------------------------------------
                                  Title:   Director
                                        ----------------------------------------


                                  SUNTRUST BANK (formerly known as SunTrust
                                  Bank, Central Florida, N.A.)


                                  By:      /s/ Stephen L Leister
                                     -------------------------------------------
                                  Name:    Stephen L. Leister
                                       -----------------------------------------
                                  Title:   Vice President
                                        ----------------------------------------


                                  ARCHIMEDES FUNDING III, LTD.
                                  By:      ING Capital Advisors, LLC,
                                           as Collateral Manager


                                  By:      /s/ Richard Barger
                                     -------------------------------------------
                                  Name:    Richard Barger
                                       -----------------------------------------
                                  Title:   Vice President
                                        ----------------------------------------


                                  VAN KAMPEN PRIME RATE INCOME TRUST
                                  By:      Van Kampen Investment Advisory Corp.


                                  By:      /s/ Darvin D. Pierce
                                     -------------------------------------------
                                  Name:    Darvin D. Pierce
                                       -----------------------------------------
                                  Title:   Vice President
                                        ----------------------------------------


                                  SEQUILS-ING I (HBDGM), LTD.


                                  By:      /s/ Richard Barger
                                     -------------------------------------------
                                  Name:    Richard Barger
                                       -----------------------------------------
                                  Title:   Vice President
                                        ----------------------------------------

                                  PILGRIM CLO 1999-1 LTD.
                                  By:      Pilgrim Investments, Inc.,
                                           as its Investment Manager


                                  By:      /s/ Michel Prince
                                     -------------------------------------------
                                  Name:    Michel Prince, CFA
                                       -----------------------------------------
                                  Title:   Vice President
                                        ----------------------------------------

                               GUARANTORS' CONSENT

         By their execution of the Credit Agreement, the undersigned have heretofore guaranteed certain Guaranteed Obligations under Article 10 of the Credit Agreement. Each of the undersigned hereby consents to the Amendment to the Credit Agreement as set forth above and confirms that all of each of the undersigned's obligations as a Guarantor remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

                           ADS ALLIANCE DATA SYSTEMS, INC.


                           By       /s/ Robert P. Armiak
                             -------------------------------------------------
                             Name          Robert P. Armiak, CCM
                                 ---------------------------------------------
                             Title         Vice President, Treasurer
                                  --------------------------------------------


                           ADS COMMERCIAL SERVICES, INC.


                           By       /s/ Robert P. Armiak
                             -------------------------------------------------
                             Name          Robert P. Armiak, CCM
                                 ---------------------------------------------
                             Title         Vice President, Treasurer
                                  --------------------------------------------


                           HARMONIC TECHNOLOGY LICENSING, INC.


                           By       /s/ Robert P. Armiak
                             -------------------------------------------------
                             Name          Robert P. Armiak, CCM
                                 ---------------------------------------------
                             Title         Vice President, Treasurer
                                  --------------------------------------------

                                     ANNEX I
                                   EXHIBIT A-1

                                  US TERM NOTE

                                                               Chicago, Illinois

                                                             ---------- --, ----

         For value received, Alliance Data Systems Corporation, a Delaware corporation (the "BORROWER"), promises to pay to the order of Harris Trust and Savings Bank (the "ADMINISTRATIVE AGENT"), for the account of the [Name of Bank] (the "Bank"), the unpaid principal amount of each US Term Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such US Term Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Harris Trust and Savings Bank, 111 West Monroe Street, Chicago, Illinois 60603.

         All US Term Loans made by the Bank, the respective types thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such US Term Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; PROVIDED, that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is one of the US Term Notes referred to in the Credit Agreement dated as of July 24, 1998 among Alliance Data Systems Corporation, Loyalty Management Group Canada Inc. (f/k/a 1302598 Ontario Inc.), the Banks parties thereto and Harris Trust and Savings Bank, as Administrative Agent (as the same may be amended, restated or supplemented from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the pre-payment hereof and the acceleration of the maturity hereof.

                                  ALLIANCE DATA SYSTEMS CORPORATION


                                  By
                                    --------------------------------------------
                                    Name
                                        ----------------------------------------
                                    Title
                                         ---------------------------------------


                                 LOANS AND PAYMENTS OF PRINCIPAL

----------------------------------------------------------------------------------------------------------------------
          Date                   Amount                   Type                 Amount of
                                   of                      of                  Principal              Notation
                                  Loan                    Loan                  Repaid                 Made By
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


                                    ANNEX II
                                   EXHIBIT A-2

                                   A TERM NOTE

                                                               Chicago, Illinois

                                                              --------- --, ----

         For value received, Loyalty Management Group Canada Inc. (f/k/a 1302598 Ontario Inc.), an Ontario corporation (the "BORROWER"), promises to pay to the order of Harris Trust and Savings Bank (the "ADMINISTRATIVE AGENT"), for the account of the [Name of Bank] (the "BANK"), the unpaid principal amount of each A Term Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such A Term Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Harris Trust and Savings Bank, 111 West Monroe Street, Chicago, Illinois 60603.

         All A Term Loans made by the Bank, the respective types thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such A Term Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; PROVIDED, that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is one of the A Term Notes referred to in the Credit Agreement dated as of July 24, 1998 among Alliance Data Systems Corporation, Loyalty Management Group Canada Inc. (f/k/a 1302598 Ontario Inc.), the Banks parties thereto and Harris Trust and Savings Bank, as Administrative Agent (as the same may be amended, restated or supplemented from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                        LOYALTY MANAGEMENT GROUP CANADA INC.


                        By
                          ------------------------------------------------------
                          Name
                              --------------------------------------------------
                          Title
                               -------------------------------------------------


                         LOANS AND PAYMENTS OF PRINCIPAL

----------------------------------------------------------------------------------------------------------------------
          Date                   Amount                   Type                 Amount of
                                   of                      of                  Principal              Notation
                                  Loan                    Loan                  Repaid                 Made By
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


                                    ANNEX III
                                   EXHIBIT A-3

                                   B TERM NOTE

                                                               Chicago, Illinois

                                                             ---------- --, ----

         For value received, Loyalty Management Group Canada Inc. (f/k/a 1302598 Ontario Inc.), an Ontario corporation (the "BORROWER"), promises to pay to the order of Harris Trust and Savings Bank (the "ADMINISTRATIVE AGENT"), for the account of the [Name of Bank] (the "BANK"), the unpaid principal amount of each B Term Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such B Term Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Harris Trust and Savings Bank, 111 West Monroe Street, Chicago, Illinois 60603.

         All B Term Loans made by the Bank, the respective types thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such B Term Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; PROVIDED, that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is one of the B Term Notes referred to in the Credit Agreement dated as of July 24, 1998 among Alliance Data Systems Corporation, Loyalty Management Group Canada Inc. (f/k/a 1302598 Ontario Inc.), the Banks parties thereto and Harris Trust and Savings Bank, as Administrative Agent (as the same may be amended, restated or supplemented from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the pre-payment hereof and the acceleration of the maturity hereof.

                                  LOYALTY MANAGEMENT GROUP CANADA INC.


                                  By
                                    --------------------------------------------
                                    Name
                                        ----------------------------------------
                                    Title
                                         ---------------------------------------


                         LOANS AND PAYMENTS OF PRINCIPAL

----------------------------------------------------------------------------------------------------------------------
          Date                   Amount                   Type                 Amount of
                                   of                      of                  Principal              Notation
                                  Loan                    Loan                  Repaid                 Made By
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


                                    ANNEX IV
                                   EXHIBIT A-4

                                 REVOLVING NOTE

                                                               Chicago, Illinois

                                                             ---------- --, ----

         For value received, Alliance Data Systems Corporation, a Delaware corporation (the "BORROWER"), promises to pay to the order of Harris Trust and Savings Bank (the "ADMINISTRATIVE AGENT"), for the account of the [Name of Bank] (the "BANK"), the unpaid principal amount of each Revolving Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Revolving Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Harris Trust and Savings Bank, 111 West Monroe Street, Chicago, Illinois 60603.

         All Revolving Loans made by the Bank, the respective types thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Revolving Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; PROVIDED, that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is one of the Revolving Notes referred to in the Credit Agreement dated as of July 24, 1998 among Alliance Data Systems Corporation, Loyalty Management Group Canada Inc. (f/k/a 1302598 Ontario Inc.), the Banks parties thereto and Harris Trust and Savings Bank, as Administrative Agent (as the same may be amended, restated or supplemented from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                    ALLIANCE DATA SYSTEMS CORPORATION


                                    By
                                      ------------------------------------------
                                      Name
                                          --------------------------------------
                                      Title
                                           -------------------------------------


                         LOANS AND PAYMENTS OF PRINCIPAL

----------------------------------------------------------------------------------------------------------------------
          Date                   Amount                   Type                 Amount of
                                   of                      of                  Principal              Notation
                                  Loan                    Loan                  Repaid                 Made By
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


                                     ANNEX V
                                   EXHIBIT A-5

                                   SWING NOTE

                                                               Chicago, Illinois

                                                           ------------ --, ----

         For value received, Alliance Data Systems Corporation, a Delaware corporation (the "BORROWER"), promises to pay to the order of Harris Trust and Savings Bank (the "ADMINISTRATIVE AGENT"), for its own account as Swing Lender under the Credit Agreement (in such capacity, the "BANK"), the unpaid principal amount of each Swing Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Swing Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Harris Trust and Savings Bank, 111 West Monroe Street, Chicago, Illinois 60603.

         All Swing Loans made by the Bank, the respective types thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Swing Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; PROVIDED, that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is one of the Swing Notes referred to in the Credit Agreement dated as of July 24, 1998 among Alliance Data Systems Corporation, Loyalty Management Group Canada, Inc., (f/k/a 1302598 Ontario Inc.), the Banks parties thereto and Harris Trust and Savings Bank, as Administrative Agent (as the same may be amended, restated or supplemented from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                     ALLIANCE DATA SYSTEMS CORPORATION


                                     By
                                       -----------------------------------------
                                       Name
                                           -------------------------------------
                                       Title
                                            ------------------------------------


                         LOANS AND PAYMENTS OF PRINCIPAL

----------------------------------------------------------------------------------------------------------------------
          Date                   Amount                   Type                 Amount of
                                   of                      of                  Principal              Notation
                                  Loan                    Loan                  Repaid                 Made By
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


                                    ANNEX VI
                                   SCHEDULE II
                        Alliance Data Systems Corporation

                                INVESTMENT POLICY

STATEMENT OF PURPOSE

         The purpose of this policy is to institute proper guidelines for the ongoing management of the cash investments of Alliance Data Systems Corp. and its subsidiaries.

INVESTMENT OBJECTIVES

         The assets are to be invested in a manner, which preserves capital, provides adequate liquidity, maintains appropriate diversification and generates returns relative to these guidelines and prevailing market conditions. The intent is that all of the investments shall be held to maturity.

RESPONSIBILITIES

         A. It is the responsibility of the Board of Directors of the Company to adopt the Investment Policy.

         B. It is the responsibility of the Treasurer or the Chief Financial Officer to implement the Investment Policy of the Company including the direction of purchases and sales of securities.

         C. The approval of either the Treasurer or the Chief Financial Officer shall be required to transfer Company funds to Company banks or investment accounts.

         D. The Treasurer and Chief Financial Officer may employ the services of a Bank or a Registered Investment Advisor to direct a portion or all of the investment activities of the Company consistent with the guidelines set forth in the Investment Policy. The firms selected must maintain a net worth of at least $1 billion.

         E. The Treasurer and Chief Financial Officer will monitor ongoing investment activities to insure that proper liquidity is being maintained and that the investment strategy is consistent with the Company objectives.

         F. The Treasurer or the Chief Financial Officer will report to the Board of Directors quarterly concerning the investment performance during the most recent quarter.

               ALLIANCE DATA SYSTEMS CORPORATION AND SUBSIDIARIES

                              INVESTMENT GUIDELINES

      A.       APPROPRIATE INVESTMENTS

               1. Direct obligations of the U.S. or Canadian Treasury including Treasury Bills, Notes and Bonds. Canadian Government Debt must be rated A or better.

               2. Federal Agency Securities which carry the direct or implied guarantee of the U.S. Government including Government National Mortgage Association, Federal Home Loan Bank, Federal Farm Credit Bank, Federal National Mortgage Association, Student Loan Marketing Association, and World Bank. Investments can include Notes, Discount Notes, Medium Term Notes and Floating Rate Notes.

               3. Certificates of Deposit, Guaranteed Investment Contracts, Banker's Acceptance and Time Deposits including Eurodollar denominated and Yankee issues. Investments will be limited to those institutions with total assets in excess of $1 billion and which carry a short term rating of "A2" or "P2" or "F2" or better, or a Keefe Bruyette and Woods rating of at least "A" or better.

               4. Corporate Securities (including commercial paper or loan participations) and corporate debt instruments (including medium term notes and floating rate notes) issued by Canadian or U.S. corporations and carry a minimum long term rating of "A" or short term rating of "A2" or "P2" or "F2" or "R1 (L)" or better.

               5. Tax Exempt Securities including municipal notes, commercial paper, auction rate floaters, and floating rate notes rated A2 or P2 or F2 or better; Municipal Notes rated SP-2/MIG-2/VMIG-2 or better, or a long term rating of "A" or better.

               6. Auction rate preferred stock or bonds issued with a rate reset mechanism and a maximum term of 180 days. Investment will be limited to those issuers who have a minimum long term rating of "A" or short term rating of "A2" or "P2" or "F2" or "RI (L)" or better.

               7. Money market mutual funds, which offer daily purchase and redemption and maintain a constant share price (no equities allowed).

               8. Repurchase Agreements. The underlying collateral (of at least 102%) shall consist of US Government obligations and/or government agency securities. Investments in repurchase agreements may not exceed
      3 days.

      B.       INVESTMENT CONCENTRATION LIMITS

               1. Investments rated AAA (long term) or A1 (short term) or equivalent - no limit.

               2. Investments rated AA or equivalent - not to exceed 70% of total portfolio.

               3. Investments rated A (long term) or A2 (short term) or equivalent - not to exceed 30% of total portfolio.

               4. Bank or Insurance Company obligations - not to exceed 50% of total portfolio.

               5.     Money Market Mutual Funds - no limit.

               6.     Repurchase Agreements - 30% of total portfolio.

               7. No individual investment shall be in excess of $10 million USD (or equivalent).

MATURITY LIMITS

               1.     No investments may exceed 5 years to maturity.

               2. Commercial Paper/Loan Participations/Master Notes may not exceed 180 days.

               3. A minimum of 30% of the portfolio must have a maturity of 1 year or less.

SAFEKEEPING

      All securities firms with whom the Company does business must be qualified to safekeep securities on the Company's behalf at no charge. The CFO or Treasurer will authorize these firms to hold securities.

WAIVERS

      In certain circumstances the appropriate investment criteria and portfolio concentration limits may be temporarily waived by the Chief Financial Officer for a period not to exceed four (4) weeks. Any waivers granted during a fiscal year will be reported to the ADS Board of Directors annually.

INVESTMENT POLICY REVIEW

      THIS POLICY WILL BE REVIEWED ANNUALLY BY THE CFO AND TREASURER TO ENSURE THAT IT REMAINS CONSISTENT WITH THE FINANCIAL OBJECTIVES OF THE COMPANY AND CURRENT MARKET CONDITIONS.






                                       3